UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Wilson Blvd.	Arlington,	VA	22209
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2026, at the Annual Meeting of Stockholders (the “Annual Meeting”) of CoStar Group, Inc. (the “Company” or “our”), the stockholders of the Company, upon the recommendation of the Board of Directors of the Company (the “Board”), approved the CoStar Group, Inc. 2026 Employee Stock Purchase Plan (the “2026 ESPP”), which was approved by the Board on April 27, 2026 and became effective upon stockholder approval at the Annual Meeting. The 2026 ESPP replaces the Company’s Second Amended and Restated Employee Stock Purchase Plan (the “2021 ESPP”), and no further shares will be issued pursuant to the 2021 ESPP. The 2026 ESPP authorizes the issuance of 2,500,000 shares of the Company’s common stock.

A more detailed description of the material terms of the 2026 ESPP was included in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2026. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the 2026 ESPP and are qualified by reference to the text of the 2026 ESPP, which is included as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07         Submission of Matters to a Vote of Security Holders.

The following items, which are more fully described in the Proxy Statement, were submitted to a vote of the stockholders of the Company at the Annual Meeting. The final voting results are as follows:

1.Each of the following nominees was elected to our Board to serve until the Company’s 2027 Annual Meeting of Stockholders or until his or her successor is elected and qualified: Louise S. Sams, Andrew C. Florance, John L. Berisford, Angelique G. Brunner, Rachel C. Glaser, John W. Hill, Christine M. McCarthy, and Robert W. Musslewhite.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Louise S. Sams	339,006,366	21,916,539	137,272	9,772,170
Andrew C. Florance	359,034,877	1,924,104	101,196	9,772,170
John L. Berisford	354,126,137	6,332,305	601,735	9,772,170
Angelique G. Brunner	354,456,998	6,495,209	107,970	9,772,170
Rachel C. Glaser	357,314,132	2,366,072	1,379,973	9,772,170
John W. Hill	353,842,997	6,744,956	472,224	9,772,170
Christine M. McCarthy	357,893,033	1,785,174	1,381,970	9,772,170
Robert W. Musslewhite	342,052,457	18,894,048	113,672	9,772,170

2.The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified upon the following vote:

Votes For	351,556,365
Votes Against	18,902,666
Abstentions	373,316
Broker Non-Votes	—

3.The advisory resolution to approve the Company's executive compensation was approved upon the following vote:

Votes For	257,665,608
Votes Against	103,277,424
Abstentions	117,145
Broker Non-Votes	9,772,170

4.     The 2026 ESPP was approved upon the following vote:

Votes For	359,953,752
Votes Against	779,358
Abstentions	327,067
Broker Non-Votes	9,772,170

Item 7.01     Regulation FD Disclosure.

On June 25, 2026, the Company issued a press release (the “Press Release”) announcing the voting results from the Annual Meeting. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 and the Press Release shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
10.1
CoStar Group, Inc. 2026 Employee Stock Purchase Plan (filed as Appendix B to CoStar Group, Inc.’s Definitive Proxy Statement on Schedule 14A filed April 30, 2026, File No. 000-24531, and incorporated herein by reference).

99.1	CoStar Group, Inc. Press Release dated June 25, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	June 25, 2026	/s/ Gene Boxer

Name: Gene Boxer
Title: General Counsel and Corporate Secretary